SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                              October 24, 2001


                      CHICAGO MERCANTILE EXCHANGE INC.
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


     Delaware                         000-32645               36-4340266
    ----------                       ----------             ---------------
(State or Other Jurisdiction        (Commission            (IRS Employer
    of Incorporation)               File Number)           Identification No.)


30 South Wacker Drive, Chicago, Illinois                      60606
---------------------------------------------------          --------
(Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000


                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 9.  Regulation FD Disclosure.

         On October 24, 2001, Chicago Mercantile Exchange Inc. issued a press release announcing the financial results for the third quarter and nine months ended September 30, 2001.

         A copy of the press release, dated October 24, 2001, is attached hereto as Exhibit 99.1.


                               EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

99.1              Press Release dated October 24, 2001.



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHICAGO MERCANTILE EXCHANGE INC.
                                            --------------------------------
                                            Registrant


Date:  October 24, 2001                     By:  /s/ David Gomach
                                               -----------------------------
                                               David Gomach
                                               Managing Director and Chief
                                               Financial Officer